UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	25-1811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  44 Hersha Drive
Harrisburg, Pennsylvania 17102
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares of Beneficial Interest, par value $.01 per share	HT	New York Stock Exchange
6.875% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PC	New York Stock Exchange
6.50% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PD	New York Stock Exchange
6.50% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PE	New York Stock Exchange

Item 1.01 Entry Into a Material Definitive Agreement

On May 27, 2021, the shareholders of Hersha Hospitality Trust (the "Company") approved an amendment (the "Amendment") to the Amended and Restated Hersha Hospitality Trust 2012 Equity Incentive Plan (as amended by the Amendment, the "2012 Plan").
Among other changes, effective May 27, 2021, the Amendment increases the aggregate number of the Company's class A common shares of beneficial interest, par value $0.01 per share ("common shares"), that may be issued under the 2012 Plan as stock awards and in settlement of performance shares, dividend equivalents and LTIP awards by 2,500,000 shares. The Amendment also extends the expiration of the 2012 Plan from April 16, 2029 to April 16, 2031 and updates the effective date of the 2012 Plan.
A summary of the material terms and conditions of the 2012 Plan, as amended by the Amendment, appears under the heading "Proposal Three - Approval of Amendment to 2012 Equity Incentive Plan" in the Company's Definitive Proxy Statement filed on April 16, 2021 (the "2021 Proxy Statement"). Such summary is incorporated herein by reference and is qualified by reference to the actual text of the 2012 Plan, as amended by the Amendment (a copy of which is filed as Appendix A to the Company's 2021 Proxy Statement and incorporated by reference herein).
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information appearing above under Item 1.01 is incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 27, 2021, the Company held its 2021 annual meeting of shareholders (the “Annual Meeting”). There were 32,230,887 common shares of the Company represented in person or by proxy at the meeting, constituting approximately 82.36% of outstanding common shares on March 31, 2021, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:
Proposal 1: Election of Four Class II Trustees to the Company’s Board of Trustees

	For	Against	Abstain	Broker Non-Votes
Hasu P. Shah	21,133,509	2,501,645	18,103	8,577,630
Jackson Hsieh	22,311,076	1,325,215	16,966	8,577,630
Dianna F. Morgan	22,231,141	1,403,537	18,579	8,577,630
John M. Sabin	20,074,318	3,556,776	22,163	8,577,630
All trustee nominees were duly elected.  Each of the individuals named in the table above will serve as a Class II trustee until the 2023 annual meeting of shareholders and until his or her successor is duly elected and qualified.
Proposal 2: Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
22,005,541	1,587,291	60,425	8,577,630

The proposal was approved on an advisory basis.

Proposal 3: Approval of the 2012 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
18,044,922	5,547,926	60,409	8,577,630

The proposal was approved.
Proposal 4: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021

For	Against	Abstain	Broker Non-Votes
31,902,564	272,950	55,373	N/A

The appointment was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: June 1, 2021	By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Chief Financial Officer